RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.
                 8080 North Central Expressway, Suite 210, LB-59
                            Dallas, Texas 75206-1857

                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
                       To Be Held On Friday, May 17, 2002

To the Shareholders of
Renaissance Capital Growth & Income Fund III, Inc.:

     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders (the "Annual Meeting") of Renaissance Capital Growth & Income Fund III, Inc. (the "Fund"), a Texas corporation which has elected to be treated as a business development company under the Investment Company Act of 1940, will be held at the Renaissance Dallas Hotel, Dallas, Texas, on Friday, May 17, 2002, at 8:00 a.m., local time, for the following purposes:

          1. To elect two Class Two directors of the Fund, to hold office for terms of three years or until their successors are elected and qualified;

          2. To ratify the appointment by the Fund's Board of Directors of Ernst & Young LLP as the auditor of the Fund for the fiscal year ending December 31, 2002; and

          3. To transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s).

     A copy of the Fund's 2001 Annual Report to shareholders is enclosed for your review. Shareholders will have the opportunity to meet the principal officers of selected Portfolio Companies and to hear their business reviews.

     The close of business on March 29, 2002 has been fixed as the record date for determining shareholders entitled to notice of, and to vote at the Annual Meeting or any adjournment. The enclosed proxy card is being solicited on behalf of the Board of Directors.

     You are cordially invited to attend the Annual Meeting. You may vote your shares (1) in person at the Annual Meeting, (2) by telephone, (3) via the Internet, or (4) by completing, signing, dating and returning the accompanying proxy card in the enclosed, self-addressed, postage-paid envelope. Specific instructions for voting by telephone or via the Internet are on the accompanying proxy card. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your vote, you may do so by voting in person at the Annual Meeting. Prompt response by our shareholders will reduce the time and expense of solicitation.

                                              By Order of the Board of Directors

                                                             /S/  Barbe Butschek

                                                       Barbe Butschek, Secretary

Dallas, Texas
April 17, 2002

               RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                                 PROXY STATEMENT
                                       For
                       2002 ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON FRIDAY, MAY 17, 2002


                             SOLICITATION OF PROXIES

     This Proxy Statement is being furnished to the shareholders of Renaissance Capital Growth & Income Fund III, Inc.(the "Fund"), a Texas corporation which has elected to be treated as a business development company under the Investment Company Act of 1940 (the "1940 Act"). The Fund's Board of Directors is soliciting proxies to be voted at the 2002 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Friday, May 17, 2002, at the Renaissance Dallas Hotel, Dallas, Texas, at 8:00 a.m., local time and at any adjournment(s). This Proxy Statement is first being sent to shareholders on or about April 17, 2002.

     The accompanying proxy card is designed to permit each Fund shareholder to vote for or against or to abstain from voting on the proposals described in this Proxy Statement, and to authorize the persons serving as proxies to vote in their discretion with respect to any other proposal properly presented at the Annual Meeting. When a shareholder's executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no specifications are made, then the proxy will be voted by the persons serving as proxies at the Annual Meeting FOR (i) the election of the two Class Two directors, and (ii) the ratification of the appointment of Ernst & Young LLP as the auditor for the Fund for the current fiscal year.

     The Board of Directors encourages the shareholders to attend the Annual Meeting personally. Executing and returning the accompanying proxy card will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Any shareholder given a proxy has the right to revoke it at any time before it is voted by giving written notice of revocation to Ms. Barbe Butschek, Secretary, Renaissance Capital Growth & Income Fund III, Inc., 8080 North Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857, by executing and delivering a later-dated proxy, or by attending the Annual Meeting and voting in person. No revocation notice or later-dated proxy, however, will be effective until received by the Fund at or prior to the Annual Meeting. Revocation will not affect a vote on any matters taken prior to the receipt of the revocation. Mere attendance at the Annual Meeting will not by itself revoke the proxy.

     In addition to soliciting proxies by mail, officers and directors of the Fund, and officers, directors and regular employees of Renaissance Capital Group, Inc. ("Renaissance Group"), the investment advisor to the Fund, may solicit the return of proxies by personal interview, mail, telephone and facsimile. These persons will not receive additional compensation for their services, but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries will be requested by the Fund to forward solicitation material to the beneficial owners of shares. The Fund will pay all costs of solicitation.

     The Fund's 2001 Annual Report to Shareholders is enclosed for the review of all shareholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

     The Fund's principal offices are located at 8080 N. Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857, and its telephone number is (214) 891-8294.

                             PURPOSES OF THE MEETING

     At the Annual Meeting, Fund shareholders will have the opportunity to meet principal officers of selected Portfolio Companies and to hear their business reviews. In addition, the shareholders will consider and vote upon the following matters:

          1. The election of two Class Two directors of the Fund, to hold office for terms of three years or until their successors are elected and qualified;

          2. Ratification of the Board of Director's appointment of Ernst & Young LLP as the auditor for the Fund for the fiscal year ending December 31, 2002; and

          3. Such other and further business as may properly be presented at the Annual Meeting or any adjournment(s).

                         RECORD DATE AND SHARE OWNERSHIP

     The close of business on March 29, 2002 has been fixed as the record date (the "Record Date") for determining shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment. At the close of business on the Record Date, the Fund had outstanding 4,361,618 shares of Common Stock and approximately 809 record holders.

                                     VOTING

     Each share of Common Stock is entitled to one vote. The Common Stock is the only class of securities of the Fund entitled to vote at the Annual Meeting. A Shareholder is entitled to vote all shares of Common Stock held of record at the close of business on the Record Date, in person or by proxy, at the Annual Meeting. There are no cumulative voting rights. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

     A quorum for the Annual Meeting will consist of the presence, in person or by proxy, of the holders of a majority of the shares outstanding and entitled to vote as of the Record Date. Shares that are voted "FOR," "AGAINST," OR "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of determining the presence of a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

     Broker non-votes and abstentions will be counted for purposes of determining the presence of a quorum but will not be voted for or against a proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

     If a quorum is not present at the Annual Meeting or, although a quorum is present, an insufficient number of votes in favor of any of the proposals set forth in the Notice of Meeting are not received by the date of the Annual Meeting, the persons named as proxies may vote for one or more adjournment(s) of the Annual Meeting with no other notice than announcement at the Annual Meeting. Further solicitations of proxies with respect to these proposals may be made. Broker non-votes and abstentions will not be voted for any adjournments.

             VOTING ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE

     Shareholders whose shares are registered in their own names may vote either via the Internet or by telephone. Specific instructions to be followed by any registered shareholder interested in voting via the Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the shareholder's identity and to allow shareholders to vote their shares and confirm that their voting instructions have been properly recorded.

     If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communications Services online program. This program provides eligible shareholders who receive a copy of this proxy statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your proxy card will provide instructions. If your proxy card does not reference Internet or telephone information, please complete and return the proxy card in the self-addressed, postage-paid envelope provided.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     Edward O. Boshell, Jr. and Charles C. Pierce, Jr. have been nominated as the Class Two directors to serve for a term of three years or until respective successors are elected and qualified. For information concerning Mr. Boshell and Mr. Pierce, see "Information Concerning Directors," below.

     Pursuant to the Fund's Articles of Incorporation and Bylaws, the Board of Directors consists of five directors and is divided into three classes. Each class serves for a three-year term. The term of office of the Class Two directors expire at the Annual Meeting to be held this year, and the term of office of the Class Three directors expires at the Annual Meeting of shareholders to be held in 2003, the term of office of the Class One directors expires at the Annual Meeting of shareholders to be held in 2004.

     Because the Board is divided into classes, only those directors in a single class may be changed in any one year. Consequently, changing a majority of the Board of Directors would require two years (although under Texas law, procedures are available to remove directors even if they are not then standing for re-election and, under Securities and Exchange Commission regulations, procedures are available for including appropriate shareholder proposals in the annual proxy statement). Having a classified Board of Directors, which may be regarded as an "anti-takeover" provision, may make it more difficult for shareholders to change the majority of directors and thus have the effect of maintaining the continuity of management.

     The nominees for the Class Two directors receiving the vote of a plurality of the shares present in person or by proxy and entitled to vote at the Annual Meeting will be elected as a directors.

The Board of Directors recommends a vote FOR the election of the nominees for the Class Two directors.

Information Concerning Directors

     Certain information concerning the Fund's directors is set forth below:
                                                                                                   Number of
                                                                                                  Portfolios
                                                                                 Director's         in Fund
                                      Position(s) Held with Fund,                 Term of           Complex
                                    Principal Occupation(s) During               Office and        Overseen          Dollar
Name, Address*                             Past 5 Years, and                     Length of            by         Range of Shares
and Age                          Other Directorships Held by Director           Time Served        Director          in Fund
-----------------                ------------------------------------           -----------        --------          -------
--------------------------- -----------------------------------------------  ------------------ --------------- -----------------
Independent
Directors:
--------------------------- -----------------------------------------------  ------------------ --------------- -----------------
Edward O. Boshell, Jr.      Director                                         Class Two          1               over
Age 66                                                                       Director since                     $100,000
                            Retired Chairman of the Board and CEO of         1998.  Term
                            Columbia General Corporation and a private       expires 2002.
                            investor.
--------------------------- -----------------------------------------------  ------------------ --------------- -----------------
Charles C. Pierce, Jr.      Director.                                        Class Two          1               $10,001 to
Age 67                                                                       Director since                     $50,000
                            Retired Vice Chairman of Dain Rauscher,          2002.  Term
                            Inc. and a private investor                      expires 2002.
--------------------------- -----------------------------------------------  ------------------ --------------- -----------------
Ernest C. Hill              Director                                         Class Three        1               0
Age 62                                                                       Director since
                            Ernest C. Hill has a broad background in         1994.  Term
                            convertible securities analysis with major       expires 2003.
                            NYSE brokerage firms and institutional
                            investors.  He specializes in computer-aided
                            investment analysis and administrative
                            procedures.  Mr. Hill was awarded a Ford
                            Fellowship to the Stanford School of
                            Business, where he received an MBA, with
                            honors, in Investment and Finance.  Mr.
                            Hill's prior experience includes service as
                            Assistant Professor of Finance, Southern
                            Methodist University and Associate Director
                            of the Southwestern Graduate School of
                            Banking.
--------------------------- -----------------------------------------------  ------------------ --------------- -----------------









Peter Collins               Director                                         Class One          1               $10,001 to
Age 56                                                                       Director since                     $50,000
                            Peter Collins has been a financial and           1994.  Term
                            management consultant to closely-held            expires 2004.
                            businesses for the last ten years in the USA,
                            the UK, and Europe, in areas of finance,
                            start-ups, joint ventures and mergers and
                            acquisitions.  He has advised companies in
                            every segment of industry (including
                            manufacturing, distribution, service,
                            agriculture, construction and multimedia)
                            and in all stages of development (from start-
                            up to bankruptcy).  Mr. Collins was educated
                            in England, where he received a B.Sc. in
                            Civil Engineering from Liverpool University
                            and an M.Sc. in Business Administration
                            from The City University, London.

--------------------------- -----------------------------------------------  ------------------ --------------- -----------------
Interested Director:
--------------------------- -----------------------------------------------  ------------------ --------------- -----------------
Russell Cleveland           President, Chief Executive Officer and           Class Three        3               over
Age 63                      Director                                         Director since                     $100,000
                                                                             1994.  Term
                            President, Chief Executive Officer, the sole     expires 2003.
                            Director and the majority shareholder of
                            Renaissance Group.  He has served as
                            President, and Chief Executive Officer of the
                            Fund since 1994.  He is a Chartered
                            Financial Analyst with over 35 years
                            experience as a specialist in investments in
                            smaller capitalization companies.   A
                            graduate of the Wharton School of Business,
                            Russell Cleveland has served as President of
                            the Dallas Association of Investment
                            Analysts.  Mr. Cleveland is also the
                            President, Chief Executive Officer, the sole
                            director and the majority shareholder of
                            Renaissance Group, the investment advisor
                            to the Fund and the investment manager of
                            Renaissance US Growth and Income Trust
                            PLC ("RUSGIT") and BFSUS Special
                            Opportunities Trust PLC ("BFSUS"),
                            investment trusts listed on the London Stock
                            Exchange.  Mr. Cleveland also serves on the
                            Boards of Directors of RUSGIT, BFSUS,
                            Tutogen Medical, Inc., Cover-All
                            Technologies, Inc., Integrated Security
                            Systems, Inc. and Digital Recorders, Inc.
--------------------------- -----------------------------------------------  ------------------ --------------- -----------------

------------------------
*The address of all such persons is c/o Renaissance Capital Group, Inc., 8080 North Central Expressway, Suite 210 LB-59, Dallas, Texas 75206.

                               OWNERSHIP OF SHARES

     The following table sets forth certain information known to the Fund with respect to beneficial ownership of the Fund's Common Stock as of March 1, 2002
(i) for all persons who are beneficial owners of 5% or more of the outstanding shares of the Fund's Common Stock, (ii) each director and nominee for director of the Fund, and (iii) all executive officers and directors of the Fund as a group:


                                         Number of Shares
                                         Beneficially Owned        Percent
       Name of Beneficial Owner          Directly or Indirectly    of Class
---------------------------------------  ----------------------   ------------
Edward O. Boshell, Jr., Director          42,200(1)                  0.97%
---------------------------------------  ----------------------   ------------
Ernest C. Hill, Director                       0                       -
---------------------------------------  ----------------------   ------------
Peter Collins, Director                    1,900                     0.04%
Charles C. Pierce, Jr., Director             966                     0.02%
---------------------------------------  ----------------------   ------------
Russell Cleveland, President, Chief      242,375(3)                  5.59%
Executive Officer and Director(2)
---------------------------------------  ----------------------   ------------
All directors and officers of the        301,945                     6.95%
Fund as a group (8 persons)
---------------------------------------  ----------------------   ------------
-----------------
(1)  Shares owned indirectly through Columbia General Investments, L.P.
(2) Mr. Cleveland's address is c/o Renaissance Capital Group, 8080 North Central Expressway, Suite 210 LB-59, Dallas, Texas 75206.
(3) Includes 20,089 shares owned by the Cleveland Family Limited Partnership and 211,969 shares owned by Renaissance Investment Limited Partnership.

Committees and Meetings

     The Board of Directors held sixteen (16) meetings or executed consent actions in lieu of meetings in 2001, and each director attended or executed at least 75% of these meetings and consent actions. The Audit Committee consists of Ernest C. Hill, Peter Collins and Edward O. Boshell, Jr. and held two meetings in 2001.

Director Compensation

     Directors who are not employees of either the Fund or Renaissance Group receive a monthly fee of $1,500, plus $750 and out-of-pocket expenses for each meeting held. The Fund does not pay any fees to, or reimburse expenses of, its directors who are considered "interested persons" of the Fund. The aggregate compensation for the period from January 1 to December 31, 2001, that the Fund paid each director, and the aggregate compensation paid to each director for the most recently completed fiscal year by other funds to which Renaissance Group provided investment advisory services (collectively, the "Renaissance Fund Complex") is set forth below:


                                             Pension or
                                             Retirement                            Total 2001
                                             Benefits           Estimated          Compensation
                           Aggregate 2001    Accrued as Part    Annual Benefits    from Fund and
                           Compensation      of Fund            upon               Renaissance
Name of Director           from Fund         Expenses           Retirement         Fund Complex
-----------------------  -----------------  -----------------  ----------------- -----------------
Russell Cleveland (1)       $      0            $0                $0                $  13,126
-----------------------  -----------------  -----------------  ----------------- -----------------
Peter Collins               $ 21,000            $0                $0                $  21,000
-----------------------  -----------------  -----------------  ----------------- -----------------
Ernest C. Hill              $ 21,000            $0                $0                $  21,000
-----------------------  -----------------  -----------------  ----------------- -----------------
Edward O. Boshell, Jr.      $ 20,250            $0                $0                $  20,250
-----------------------  -----------------  -----------------  ----------------- -----------------

-----------------------
(1) For 2001, Renaissance Group earned $912,544 as its management fee from the Fund, $919,429 as its incentive fee from the Fund, and $13,126 in director's fees from affiliate funds with respect to Mr. Cleveland's services as a director. Mr. Cleveland is President and Chief Executive Officer of Renaissance Group. See "Information about the Fund's Principal Officers and Investment Advisor."

Executive Compensation and Options

     Officers of the Fund receive no compensation from the Fund. The Fund has never issued options or warrants to officers or directors of the Fund.

                                  PROPOSAL TWO
                     RATIFICATION OF APPOINTMENT OF AUDITOR

     The Board of Directors has selected Ernst & Young LLP, independent public accountants, to audit the Fund for the fiscal year ending December 31, 2002. Their selection was approved by the vote of a majority of the Board of Directors, including a majority of the directors who are not "interested persons" of the Fund, as defined in the 1940 Act. Ernst & Young LLP has performed audit services for the Fund since 1999. A representative of Ernst & Young LLP is expected to attend the Annual Meeting. The Ernst & Young LLP representative will respond to appropriate questions from the shareholders and will be given the opportunity to make a statement, should the representative desire to do so. Audit fees for the fiscal year ended December 31, 2001, were $54,000. There were no fees paid for financial system design and implementation, and $3,000 in other fees were paid to Ernst & Young LLP during the fiscal year ended December 31, 2001.

     The affirmative role of a majority of shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required for the ratification of the selection of the Fund's independent auditors.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE FUND'S AUDITORS FOR THE FISCAL YEAR
                           ENDING DECEMBER 31, 2002.

        INFORMATION ABOUT THE FUND'S OFFICERS AND THE INVESTMENT ADVISOR

Officers

     Set  forth  below  is  certain   information   regarding  the  officers  of
Renaissance Group, the Fund's investment advisor:

     Russell Cleveland, age 63, is the President, Chief Executive Officer, the sole Director and the majority shareholder of Renaissance Group. He is also President, Chief Executive Officer and a Class Three director of the Fund. He is a Chartered Financial Analyst with over 35 years experience as a specialist in investments for smaller capitalization companies. A graduate of the Wharton School of Business, Russell Cleveland has served as President of the Dallas Association of Investment Analysts. Mr. Cleveland serves on the Boards of
Directors of Renaissance US Growth and Income Trust PLC, BFSUS Special Opportunities Trust PLC, Integrated Security Systems, Inc., Tutogen Medical, Inc., Digital Recorders, Inc., and Cover-All Technologies, Inc. He has served as an officer and director of the Fund since 1994.

     Barbe Butschek, age 47, has been associated with Renaissance Group and its predecessor companies since 1977, and is a shareholder of Renaissance Group. As Senior Vice President and Secretary/Treasurer of Renaissance Group, she has been responsible for office management, accounting management, and records management of several investment funds. Ms. Butschek supervises investor records and information with respect to Renaissance Group and its funds. She also prepares and maintains investor tax and information reports. Ms. Butschek has served as Secretary and Treasurer of the Fund since 1994.

     Robert C. Pearson, age 66, joined Renaissance Group in April 1997 and is Senior Vice President - Investments. He is also Vice President of the Fund. Mr. Pearson brings over thirty years of experience to Renaissance Group's corporate finance function. From May 1994 to May 1997, Mr. Pearson was an independent financial management consultant. From May 1990 to May 1994, he served as Chief Financial Officer and Executive Vice President of Thomas Group, Inc., a
management consulting firm, where he was instrumental in moving a small privately held company from a start-up to a public company with over $40 million in revenues. Prior to 1990, Mr. Pearson was responsible for all administrative activities for the Superconducting Super Collider Laboratory. In addition, from 1960 to 1985, Mr. Pearson served in a variety of positions at Texas Instruments in financial planning and analysis, holding such positions as Vice
President-Controller and Vice President-Finance. Mr. Pearson holds a BS in Business from the University of Maryland and was a W.A. Paton Scholar with an MBA from the University of Michigan. He is a director of e-Original, Inc., Poore Brothers, Inc., CaminoSoft Corp., and Advanced Power Technologies, Inc.

     John A. Schmit, age 34, joined Renaissance Group in 1997, and is Vice President - Investments. Mr. Schmit is responsible for portfolio analysis and monitoring. From September 1992 to September 1994, he practiced law with the law firm of Gibson, Ochsner & Adkins, Tulsa, Oklahoma. He holds a BBA in Finance from Texas Christian University, a JD from the University of Oklahoma College of Law and an LLM in International and Comparative Law from The Georgetown University Law Center. He is a director of Obsidian Enterprises, Inc.

Renaissance Group

     Renaissance Group provides investment advisory services to the Fund pursuant to the Investment Advisory Agreement, as amended, between the Fund and Renaissance Group (the "Agreement"). Renaissance Group is also the Investment Manager of BFSUS Special Opportunities Trust PLC and Renaissance US Growth and Income Trust, PLC, investment trusts listed on the London Stock Exchange. Renaissance Group is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is subject to the reporting and other requirements of that Act. Renaissance Group and its officers and employees devote such time to the Fund's business as is necessary for the conduct of its operations. Pursuant to the Agreement, Renaissance Group is entitled to receive a management fee of 1.75% of the Funds' assets, which is determined and paid on a quarterly basis, and an incentive fee equal to 20% of the Fund's realized capital gains net of realized capital losses and unrealized capital depreciation, which is accrued and paid on a quarterly basis. In 2001, the Fund paid Renaissance Group $912,544 as its management fee and $919,429 as its incentive fee. The Fund also received $13,126 in director's fees from affiliate funds with respect to Mr. Cleveland's services as a director. Neither Renaissance Group nor its affiliates are prohibited from engaging in activities outside the Fund's business. Officers and employees of Renaissance Group are compensated solely by Renaissance Group. Russell Cleveland and Barbe Butschek own 80% and 20%, respectively, of the Common Stock of Renaissance Group. The sole director of Renaissance Group is Russell Cleveland.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Pursuant to the Agreement, Renaissance Group serves as investment adviser to the Fund, subject to the supervision of the Board of Directors. Services provided to the Fund include assisting the Fund in the determination of the net assets, recommending the valuation of assets of the Fund to the Board subject to the Board of Directors determination, upon which the management fee and incentive fee paid to Renaissance Group are based in part. The valuations of portfolio securities are performed in accordance with generally accepted accounting principles and financial reporting policies of the Securities and Exchange Commission. In addition, from time to time, the Board of Directors reviews the valuation policies to determine their appropriateness.

     Renaissance Group has formed, and may form in the future, other investment funds to make investments in companies similar to those in which the Fund invests. The determination regarding the existence of a conflict of interest between these affiliated investment funds and the Fund, and the resolution of any such conflict, vests in the Board of Directors, subject to the provisions of the 1940 Act.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors (the "Audit Committee") is comprised of three directors, all of whom meet the independence and experience requirements of NASD Rule 4200(a)(15). The Audit Committee responsibilities are described in a written charter adopted by the Board of Directors. The Audit Committee has reviewed and discussed the Fund's audited financial statements for the fiscal year ended December 31, 2001, with the Fund's management. The Audit Committee has discussed with Ernst & Young LLP, the Fund's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 and has discussed with Ernst & Young LLP its independence. Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

                                                        Ernest C. Hill, Chairman
                                                        Edmond O. Boshell, Jr.
                                                        Peter Collins

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. The Fund believes that during the fiscal year ended December 31, 2001, all Section 16(a) filings relating to the Fund's Common Stock applicable to its officers, directors and greater than 10% beneficial owners were timely filed, except a Form 4 for Mr. Boshell's purchase of shares through the Fund's dividend reinvestment plan was filed on April 4, 2002.

                              SHAREHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, shareholders may present proper proposals for inclusion in the Fund's proxy statement for consideration at its 2001 Annual Meeting of shareholders by submitting proposals to the Fund in a timely manner. To be included in the proxy statement for the 2001 Annual Meeting of Shareholders, shareholder proposals must be received by the Fund by December 15, 2002 and must otherwise comply with the requirements of Rule 14a-8.

                                 OTHER BUSINESS

     Management knows of no other business to be presented at the Annual Meeting that will be voted on by the shareholders. If other matters properly come before the Annual Meeting or any adjournment(s), then the persons serving as proxies will vote the proxies as in their discretion they may deem appropriate.

     THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. IF YOU WOULD LIKE A COPY OF THE REPORT, PLEASE CHECK THE APPROPRIATE BOX ON THE PROXY CARD AND ENCLOSE THE CARD IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE. A COPY OF THE REPORT WILL BE FORWARDED TO YOU FREE OF CHARGE BY FIRST CLASS MAIL.

                                             By Order of the Board of Directors,

                                             /S/  Barbe Butschek

                                             Barbe Butschek, Secretary
Dallas, Texas
April 17, 2002



IMPORTANT: PLEASE RETURN PROXY PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND WISH THEIR SHARES OF COMMON STOCK TO BE VOTED SHOULD DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.